Arizona State University Downtown Phoenix

University of Texas

EdR™

Q4 2012
Supplemental Financial Information

ON TRACK
Opening Summer 2013

University of Kentucky – Phase I

University of Mississippi

Table of Contents

Financial Highlights	1

Balance Sheet	2

Operating Results	3

Funds From Operations	4

Community Operating Results	5

Community Statistics	6

Same-Community Statistics	7

Preleasing Update Summary	8

Same-Community Preleasing Update	9

New-Community Preleasing Update	10

Owned Development Summary	11

Third-Party Development Summary	12

Capital Structure	13

Community Listing - Owned	14

Investor Relations	15

Definitions	16

Safe Harbor Statement	17

Fourth Quarter 2012

Financial Highlights

(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:
	Three Months Ended December 31,						Year Ended December 31,
	2012		2011		$ Chg	% Chg	2012	2011	$ Chg	% Chg

Same-community revenue	$25,823		$25,889		$(66)	(0.3)%	$97,751	$93,985	$3,766	4.0%
Total community revenue	39,614		28,933		10,681	36.9%	131,092	98,491	32,601	33.1%
Total revenue	43,118		32,694		10,424	31.9%	144,951	114,534	30,417	26.6%

Same-community net operating income	14,998		15,409		(411)	(2.7)%	49,916	47,214	2,702	5.7%
Total community net operating income	23,485		17,199		6,286	36.5%	67,898	49,702	18,196	36.6%
Total operating income	8,611		6,204		2,407	38.8%	16,157	13,366	2,791	20.9%

Net Income	4,788		(5,779)		10,567	NM	8,421	(11,014)	19,435	NM
Per share - basic & diluted	0.04		(0.07)		0.11	NM	0.08	(0.15)	0.23	NM

Funds from operations (FFO)	15,972		10,651		5,321	50.0%	40,780	24,470	16,310	66.7%
Per weighted average share/unit (1)	0.14		0.12		0.02	16.7%	0.40	0.32	0.08	25.0%

Core funds from operations (Core FFO)	18,089		12,547		5,542	44.2%	48,175	32,661	15,514	47.5%
Per weighted average share/unit (1)	$0.16		$0.14		$0.02	14.3%	$0.47	$0.43	$0.04	9.3%

BALANCE SHEET DATA:
	12/31/2012		12/31/2011
Debt to gross assets	31.7%		31.3%
Net debt to enterprise value	27.4%		22.9%
Interest coverage ratio (TTM)	4.2	x	2.6	x
Net debt to Adjusted EBITDA	5.7	x	5.0	x

(1) FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact.
See page 4 for a detailed calculation.

Fourth Quarter 2012	Page 1

Balance Sheet

(Amount in thousands, except share and per share data)	December 31, 2012	December 31, 2011
Assets	(unaudited)
Collegiate housing properties, net (1)	$1,061,002	$803,519
Assets under development	159,264	56,648
Cash and cash equivalents	17,039	75,813
Restricted cash	6,410	4,826
Other assets	80,972	37,003
	$1,324,687	$977,809
Total assets

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium	$398,846	$358,504
Unsecured revolving credit facility	79,000	—
Accounts payable and accrued expenses	57,123	31,766
Deferred revenue	17,964	14,409
Total liabilities	552,933	404,679

Commitments and contingencies	—	—

Redeemable noncontrolling interests	8,944	9,776

Equity:
EdR stockholders' equity:
Common stock, $0.01 par value per share, 200,000,000 shares authorized, 113,062,452 and 91,800,688 shares issued and outstanding as of December 31, 2012 and 2011, respectively	1,131	918
Preferred stock, $0.01 par value per share, 50,000,000 shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	849,878	662,657
Accumulated deficit	(93,287)	(101,708)
Total EdR stockholders' equity	757,722	561,867
Noncontrolling interest	5,088	1,487
Total equity	762,810	563,354

Total liabilities and equity	$1,324,687	$977,809

(1) Amount is net of accumulated depreciation of $175,310 and $166,336 as of December 31, 2012 and 2011, respectively.

Fourth Quarter 2012	Page 2

Operating Results

(Amounts in thousands, except per share data, unaudited)

	Three months ended December 31,			Year ended December 31,
	2012	2011	$ Change	2012	2011	$ Change
Revenues:
Collegiate housing leasing revenue	$39,614	$28,933	$10,681	$131,092	$98,491	$32,601
Third-party development consulting services	330	622	(292)	820	4,103	(3,283)
Third-party management services	995	911	84	3,446	3,336	110
Operating expense reimbursements	2,179	2,228	(49)	9,593	8,604	989
Total revenues	43,118	32,694	10,424	144,951	114,534	30,417
Operating expenses:
Collegiate housing leasing operations	16,129	11,734	4,395	63,194	48,789	14,405
Development and management services	1,510	1,392	118	6,268	5,506	762
General and administrative	1,512	1,796	(284)	6,803	6,215	588
Development pursuit and acquisition costs	496	336	160	1,105	595	510
Ground lease expense	1,680	1,401	279	6,395	5,498	897
Depreciation and amortization	11,001	7,603	3,398	35,436	25,961	9,475
Reimbursable operating expenses	2,179	2,228	(49)	9,593	8,604	989
Total operating expenses	34,507	26,490	8,017	128,794	101,168	27,626

Operating Income	8,611	6,204	2,407	16,157	13,366	2,791

Nonoperating expenses:
Interest expense	3,449	4,221	(772)	14,390	17,274	(2,884)
Amortization of deferred financing costs	304	314	(10)	1,215	1,197	18
Interest income	(131)	(46)	(85)	(283)	(175)	(108)
Loss on extinguishment of debt	—	—	—	—	351	(351)
Total nonoperating expenses	3,622	4,489	(867)	15,322	18,647	(3,325)

Income (loss) before equity in earnings (losses) of unconsolidated entities, income taxes and discontinued operations	4,989	1,715	3,274	835	(5,281)	6,116
Equity in earnings (losses) of unconsolidated entities	(23)	(39)	16	(363)	(447)	84
Income (loss) before income taxes and discontinued operations	4,966	1,676	3,290	472	(5,728)	6,200
Less: Income tax benefit	233	183	50	(884)	(95)	(789)
Income (loss) from continuing operations	4,733	1,493	3,240	1,356	(5,633)	6,989
Income (loss) from discontinued operations	244	(7,093)	7,337	7,281	(5,142)	12,423
Net income (loss)	4,977	(5,600)	10,577	8,637	(10,775)	19,412
Less: Net income (loss) attributable to the noncontrolling interests	189	179	10	216	239	(23)
Net income (loss) attributable to Education Realty Trust, Inc.	$4,788	$(5,779)	$10,567	$8,421	$(11,014)	$19,435

Earnings per share information:
Net income (loss) attributable to Education Realty Trust, Inc. common stockholders per share - basic and diluted	$0.04	$(0.07)	$0.11	$0.08	$(0.15)	$0.23

Weighted-average shares of common stock outstanding – basic	113,027	85,790		101,244	75,485
Weighted-average shares of common stock outstanding – diluted	114,086	85,790		102,317	75,485

Fourth Quarter 2012	Page 3

Funds From Operations

(Amounts in thousands, except per share data, unaudited)

	Three Months Ended December 31,			Year Ended December 31,
	2012	2011	$ Change	2012	2011	$ Change
Net income (loss) attributable to EdR	$4,788	$(5,779)	$10,567	$8,421	$(11,014)	$19,435

(Gain) loss on sale of collegiate housing assets (1)	(69)	7,859	(7,928)	(5,496)	5,471	(10,967)
Real estate related depreciation and amortization	11,038	8,304	2,734	37,237	29,101	8,136
Equity portion of real estate depreciation and amortization on equity investees	47	83	(36)	225	412	(187)
Equity portion of loss on sale of student housing property on equity investees	—	—	—	88	256	(168)
Noncontrolling interests	168	184	(16)	305	244	61
Funds from operations ("FFO")	15,972	10,651	5,321	40,780	24,470	16,310

FFO adjustments:
Loss on extinguishment of debt (1)	—	—	—	—	757	(757)
Acquisition costs	501	261	240	1,110	741	369
Straight-line adjustment for ground leases (2)	1,156	1,051	105	4,364	4,208	156
FFO adjustments:	1,657	1,312	345	5,474	5,706	(232)

FFO on Participating Developments:(3)
Interest on loan to Participating Development	460	460	—	1,830	1,598	232
Development fees on Participating Development, net of costs and taxes	—	124	(124)	91	887	(796)
FFO on Participating Developments	460	584	(124)	1,921	2,485	(564)

Core funds from operations ("Core FFO")	$18,089	$12,547	$5,542	$48,175	$32,661	$15,514

FFO per weighted average share/unit (4)	$0.14	$0.12	$0.02	$0.40	$0.32	$0.08
Core FFO per weighted average share/unit (4)	$0.16	$0.14	$0.02	$0.47	$0.43	$0.04

Weighted average shares/units (4)	114,086	86,901	27,185	102,317	76,596	25,721

(1) All of or a portion of these amounts may be included in discontinued operations and may not be visible on the face of our statement of operations on page 3.
(2) This represents the straight-line rent expense adjustment required by GAAP related to ground leases at four communities. As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(3) FFO on Participating Developments represents the economic impact of interest and fees not recognized in net income due to the Company having a participating investment in the third-party development. The adjustment for development fees is calculated under the same percentage of completion method of accounting used for third-party development fees. The adjustment for interest income is based on terms of the loan.

(4) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

Fourth Quarter 2012	Page 4

Community Operating Results

(Amounts in thousands, unaudited)

	Three Months Ended December 31,				Year Ended December 31,
	2012	2011	$ Change	% Change	2012	2011	$ Change	% Change
Revenues
Same-communities	$25,823	$25,889	$(66)	(0.3)%	$97,751	$93,985	$3,766	4.0%
New-communities (1)	13,791	3,044	10,747	NM	33,341	4,506	28,835	NM
Total revenues	39,614	28,933	10,681	36.9%	131,092	98,491	32,601	33.1%

Operating expenses (2)
Same-communities	10,825	10,480	345	3.3%	47,835	46,771	1,064	2.3%
New-communities (1)	5,304	1,254	4,050	NM	15,359	2,018	13,341	NM
Total operating expenses	16,129	11,734	4,395	37.5%	63,194	48,789	14,405	29.5%

Net operating income
Same-communities	14,998	15,409	(411)	(2.7)%	49,916	47,214	2,702	5.7%
New-communities (1)	8,487	1,790	6,697	NM	17,982	2,488	15,494	NM
Total net operating income	$23,485	$17,199	$6,286	36.5%	$67,898	$49,702	$18,196	36.6%

(1) See page 11 of this supplement for a listing of which communities are categorized as same-communities and which are new communities.
(2) Represents community level operating expenses, excluding management fees, depreciation, amortization, ground lease expense and impairment charges, plus regional and other corporate costs of supporting the communities.

NOTE: This table excludes communities classified as discontinued operations on the accompanying consolidated statements of operations.

Fourth Quarter 2012	Page 5

Community Statistics

	Three Months Ended December 31,				Year Ended December 31,
	2012	2011	Change		2012	2011	Change
Occupancy
Physical	91.7%	95.8%	(410)	bps	90.6%	92.7%	(210)	bps
Economic	91.9%	95.1%	(320)	bps	87.4%	87.8%	(40)	bps

NarPAB	$512	$478	7.1%		$464	$433	7.2%
Other income per avail. bed	$33	$22	50.0%		$34	$11	209.1%
RevPAB	$545	$500	9.0%		$498	$444	12.2%

Operating expense per bed	$222	$203	9.4%		$240	$220	9.1%

Operating margin	59.3%	59.4%	(10)	bps	51.8%	50.5%	130	bps

Design Beds	72,683	57,909	25.5%		263,002	221,663	18.6%

NOTE: Operating statistics for all periods presented exclude communities classified as discontinued operations.

Fourth Quarter 2012	Page 6

Same-Community Statistics

	Three Months Ended December 31,				Year Ended December 31,
	2012	2011	Change		2012	2011	Change
Occupancy
Physical	91.4%	95.3%	(390)	bps	91.5%	92.7%	(120)	bps
Economic	91.5%	96.2%	(470)	bps	87.6%	88.2%	(60)	bps

NarPAB	$462	$462	—%		$430	$414	3.9%
Other income per avail. bed	$20	$21	(4.8)%		$26	$25	4.0%
RevPAB	$482	$483	(0.3)%		$456	$439	4.0%

Operating expense per bed	$202	$196	3.3%		$223	$218	2.3%

Operating margin	58.1%	59.5%	(140)	bps	51.1%	50.2%	90	bps

Design Beds	53,577	53,574	—%		214,301	214,301	—%

NOTE: Operating statistics for all periods presented exclude communities classified as discontinued operations.
See note on Pg. 5.

Fourth Quarter 2012	Page 7

Preleasing Update Summary

		Preleasing at February 11,		Change In
Community Type	Design Beds	2013	2012	Rate

Same-communities	21,691	39.1%	34.5%	2.2%
New-communities
2013 Developments	3,309	37.9%	N/A	N/A
2012 New Communities	2,149	55.1%	N/A	N/A
Total new-communities	5,458	48.3%	N/A	N/A

Total owned communities	27,149	40.9%	N/A	N/A

Fourth Quarter 2012	Page 8

Same-Community Preleasing Update

as of February 11, 2013
			2013-2014		2012-2013		Projected Rate Increase	Fall Opening Occupancy
Community	Primary University	Design Beds	Leases	%	Leases	%
Prior Year Occupancy Below 95%
The Reserve at Athens	University of Georgia	612	420	68.6%	345	56.4%	5.6%	90.5%
GrandMarc at Westberry Place	Texas Christian University	562	324	57.7%	287	51.1%	4.3%	93.8%
University Towers	North Carolina State University	953	190	19.9%	176	18.5%	3.0%	84.9%
GrandMarc at the Corner	University of Virginia	641	301	47.0%	318	49.6%	2.9%	89.6%
The Reserve at Saluki Pointe	Southern Illinois University	768	262	34.1%	277	36.1%	2.4%	84.5%
College Station at West Lafayette	Purdue University	960	360	37.5%	397	41.4%	2.2%	78.3%
Campus Lodge	University of Florida	1,115	445	39.9%	444	39.8%	2.1%	94.4%
The Berk	University of California at Berkeley	167	9	5.4%	9	5.4%	2.0%	90.4%
The Pointe at South Florida	University of South Florida	1,002	224	22.4%	193	19.3%	1.9%	91.4%
College Grove	Middle Tennessee State University	864	155	17.9%	196	22.7%	1.7%	92.1%
The Reserve on South College	Auburn University	576	222	38.5%	175	30.4%	1.7%	90.8%
The Commons	Florida State University	732	92	12.6%	88	12.0%	1.5%	85.0%
The Lofts	University of Central Florida	730	207	28.4%	166	22.7%	0.9%	92.5%
The Pointe at Western	Western Michigan University	876	258	29.5%	199	22.7%	0.6%	92.2%
Commons at Knoxville	University of Tennessee	708	240	33.9%	173	24.4%	0.2%	88.3%
The Avenue at Southern	Georgia Southern University	624	150	24.0%	64	10.3%	—%	76.6%
The Reserve on West 31st	University of Kansas	720	124	17.2%	146	20.3%	(0.7)%	78.7%
University Village Towers	University of California at Riverside	554	80	14.4%	65	11.7%	(5.4)%	50.0%
Subtotal		13,164	4,063	30.9%	3,718	28.2%	1.7%	85.9%

Prior Year Occupancy 95% to 97.9%
Campus West	Syracuse University	313	124	39.6%	8	2.6%	6.5%	97.1%
East Edge	University of Alabama	774	586	75.7%	50	6.5%	2.0%	95.5%
Subtotal		1,087	710	65.3%	58	5.3%	3.9%	96.0%

Prior Year Occupancy 98% and Above
Campus Creek	University of Mississippi	636	318	50.0%	303	47.6%	5.9%	100.0%
The Pointe	Pennsylvania State University	984	801	81.4%	943	95.8%	5.7%	99.9%
Jefferson Commons	University of Virginia	82	82	100.0%	60	72.7%	3.8%	100.0%
Irish Row	University of Notre Dame	326	145	44.5%	227	69.6%	3.6%	100.0%
The Reserve on Perkins	Oklahoma State University	732	182	24.9%	176	24.0%	3.0%	99.2%
Wertland Square	University of Virginia	152	152	100.0%	91	60.0%	2.9%	100.0%
The Reserve on Stinson	University of Oklahoma	612	187	30.6%	202	33.0%	2.7%	100.0%
Cape Trails	Southeast Missouri State University	360	197	54.7%	178	49.4%	2.6%	100.0%
University Village on Colvin	Syracuse University	432	241	55.8%	283	65.5%	2.6%	100.0%
The Players Club	Florida State University	336	245	72.9%	306	91.1%	2.5%	100.0%
The Oaks on the Square	University of Connecticut	253	134	53.0%	163	64.4%	2.5%	100.0%
Commons on Kinnear	The Ohio State University	502	322	64.1%	261	52.0%	2.1%	99.8%
Carrollton Crossing	University of West Georgia	336	148	44.0%	154	45.8%	1.4%	100.0%
River Pointe	University of West Georgia	504	127	25.2%	61	12.1%	1.0%	98.2%
Pointe West	University of South Carolina	480	117	24.4%	96	20.0%	0.5%	100.0%
The Reserve at Columbia	University of Missouri	676	277	41.0%	193	28.6%	—%	100.0%
Lotus Lofts	University of Colorado at Boulder	37	26	70.3%	—	—%	(1.5)%	100.0%
Subtotal		7,440	3,701	49.7%	3,697	49.7%	2.9%	99.8%

Total Same-Community		21,691	8,474	39.1%	7,473	34.5%	2.2%	90.9%

Fourth Quarter 2012	Page 9

New-Community Preleasing Update

as of February 11, 2013			2013-2014			2012-2013
Community	Primary University	Design Beds	Leases	%		Leases	%	Projected Rate Increase	2012 Fall Opening Occupancy
2013 Developments
The Oaks on the Square Ph II	University of Connecticut	250	154	61.6%		N/A	N/A	N/A	N/A
2400 Nueces	University of Texas at Austin	622	374	60.1%		N/A	N/A	N/A	N/A
The Retreat	University of Mississippi	668	255	38.2%		N/A	N/A	N/A	N/A
Roosevelt Point	Arizona State University-Phoenix	609	31	5.1%		N/A	N/A	N/A	N/A
Total 2013 Developments		2,149	814	37.9%		N/A	N/A	N/A	N/A

2012 Acquisitions
The Centre at Overton Park	Texas Tech University	401	362	90.3%	(A)	N/A	N/A	N/A	N/A
The Suites at Overton Park	Texas Tech University	465	414	88.9%	(A)	N/A	N/A	N/A	N/A
Campus Village	Michigan State University	355	177	49.9%		N/A	N/A	N/A	N/A
The Province	Kent State University	596	279	46.8%		N/A	N/A	N/A	N/A
The Province	East Carolina University	728	307	42.2%		N/A	N/A	N/A	N/A
The District on 5th	University of Arizona	764	285	37.3%		N/A	N/A	N/A	N/A
Total 2012 Acquisitions		3,309	1,824	55.1%		N/A	N/A	N/A	N/A

Total New Communities		5,458	2,638	48.3%		N/A	N/A	N/A	N/A

(A) These properties are currently leased as conventional apartment communities. As such, the leases do not currently follow an academic term like our existing portfolio. The Company will be converting these properties to student leasing over the next 24 months. The current lease percentages represent the communities' current occupancies.

Note (1): Prior year leasing and opening occupancy data is not included for communities under development or for newly acquired communities where reliable information is not available.
Note (2): Applications for Central Hall, the first community at the University of Kentucky (UK) to be delivered in 2013, are handled by UK admissions and will not turn into leases until approximately May. We expect to be 100% leased in the fall.

Note (3): The redevelopment of 3949 Lindell at Saint Louis University. which was damaged by fire on July 17, 2012, is underway. The community is to expected to be fully reopened this summer. The redevelopment costs are covered by insurance proceeds.

Fourth Quarter 2012	Page 10

Owned Development Summary

(Amounts in thousands except bed counts)

Active Projects
Project	Project Type	Bed Count	Estimated Start Date	Date of Opening	Total Project Development Cost	EdR's Ownership Percentage	EdR's Share of Development Cost	EdR's Share of Development Cost to be Funded
The University of Texas at Austin	ONE Plan (1)	622	In progress	Summer 2013	66,570	100%	66,570	29,435
University of Kentucky - Central Hall	ONE Plan (1)	601	In progress	Summer 2013	25,794	100%	25,794	16,199
University of Connecticut - Storrs Center Ph II	Wholly Owned	250	In progress	Summer 2013	24,396	100%	24,396	—
University of Mississippi	Joint Venture	668	In progress	Summer 2013	37,234	70%	26,064	—
Arizona State University - Phoenix	Joint Venture	609	In progress	Summer 2013	52,000	91.4%	47,528	—
Total - 2013 Deliveries		2,750			205,994		190,352	45,634

University of Colorado - Lotus Lofts	Wholly Owned	199	In progress	Summer 2014	19,757	100%	19,757	13,333
University of Kentucky - Haggin Hall I	ONE Plan (1)	332	Spring 2013	Summer 2014	19,479	100%	19,479	19,179
University of Kentucky - Champions Court I	ONE Plan (1)	740	Spring 2013	Summer 2014	45,924	100%	45,924	44,556
University of Kentucky - Champions Court II	ONE Plan (1)	427	Spring 2013	Summer 2014	23,808	100%	23,808	22,336
University of Kentucky - Woodland Glen I	ONE Plan (1)	818	Spring 2013	Summer 2014	44,491	100%	44,491	41,674
University of Minnesota	Joint Venture	901	Spring 2013	Summer 2014	89,200	50%	44,600	44,600
Total - 2014 Deliveries		3,417			242,659		198,059	185,678
Total Active Projects		6,167			$448,653		$388,411	$231,312

Presale/Purchase Options
Project	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Mezzanine Investment	Purchase Price
Penn State University - The Retreat at State College	Purchase Option	587	In progress	Summer 2013	$3,000	$53,900

(1) The On-Campus Equity Plan, or The ONE Plan SM, is our private equity program for universities, which allows universities to use the Trust's equity and financial stability to develop and revitalize campus housing while preserving their credit capacity for other campus projects. The ONE Plan SM offers one service provider and one equity source to universities seeking to modernize on-campus housing to meet the needs of today's students.

Note: The redevelopment of 3949 Lindell at Saint Louis University, which was damaged by fire on July 17, 2012, is underway. The community is expected to be fully reopened this summer. The redevelopment costs are covered by insurance proceeds.

Fourth Quarter 2012	Page 11

Third-Party Development Summary

(Amounts in thousands except bed counts)

Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year (1)	Fees Earned Year Ended December 31, 2012 (1)	Remaining Fees to Earn
Mansfield University of Pennsylvania Phase II	684	In progress	Summer 2013	$47,881	$1,781	$—	$417	$1,364
East Stroudsburg University - Pennsylvania Ph II	488	Summer 2013	TBD	36,497	1,371	—	—	1,371
Clarion University of Pennsylvania	718	Summer 2013	Fall 2015	48,795	1,852	—	—	1,852
West Chester University of Pennsylvania Phase II	653	Spring 2013	Summer 2014	55,767	1,578	—	—	1,578
Wichita State University	750	Summer 2013	Fall 2014	43,500	TBD	—	—	—
Recently Awarded Projects - Total	3,293			$232,440	$6,582	$—	$417	$6,165

(1) Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes fees earned on projects that are in progress or recently completed.
NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

Fourth Quarter 2012	Page 12

Capital Structure

as of December 31, 2012
(dollars in thousands)

Total Debt to Gross Assets				Net Debt to Enterprise Value
Debt (1)	$474,778			Net Debt (1)	$457,739
Gross Assets (2)	$1,499,997			Market Equity (3)	1,215,347
Debt to Gross Assets	31.7%			Enterprise Value	$1,673,086

Interest coverage (TTM)	4.2	x		Net Debt to Enterprise Value	27.4%
Net Debt to Adjusted EBITDA (TTM) (4)	5.7	x

Total Debt Outstanding (1)
	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate - Mortgage Debt (1)	$270,342	5.67%	56.9%	3.7	years
Variable Rate - Mortgage Debt	36,333	4.95%	7.7%	7.0	years
Variable Rate - Construction Debt	89,103	2.35%	18.8%	1.9	years
Variable Rate - Unsecured Revolving Credit Facility (5)	79,000	1.84%	16.6%	4.0	years
Total / Weighted Average	$474,778	4.35%	100.0%	3.7	years

Future Maturities (1)
Fiscal Year Ending	Amortization	Maturities	Total	Percentage
2013	$4,556	$33,363	$37,919	9.6%
2014	16,281	56,631	72,912	18.4%
2015	23,797	23,542	47,339	12.0%
2016	26,471	65,258	91,729	23.2%
2017	24,218	15,539	39,757	10.0%
Thereafter	3,633	102,489	106,122	26.8%
Mortgage Debt (1)	98,956	296,822	395,778	100.0%
Unsecured Revolving Credit Facility - 2017 (5)	—	—	79,000
Gross Debt (1)	$98,956	$296,822	474,778
Less Cash			17,039
Net Debt			$457,739

(1) Excludes unamortized debt premium of $3,067,666.
(2) Excludes accumulated depreciation of $175,310 as of December 31, 2012.
(3) Market equity includes 113,186,727 shares of the Company's common stock and 1,037,600 operating partnership units and is calculated using $10.64 per share, the closing price of the Company's common stock on December 31, 2012.

(4) Includes an additional $19.0 million of budgeted EBITDA for properties owned less than 12 months so that a full 12 months of EBITDA is reflected for such properties. EBITDA is not adjusted for properties in development for ownership by EdR until the properties open.

(5) On January 14, 2013, EdR amended its credit facility to increase its size from $175 million to $375 million. The initial term of the credit facility is 4 years with one 12-month extension available.

Fourth Quarter 2012	Page 13

Community Listing - Owned

Name	Primary University Served	Acquisition / Development Date	# of Beds	Name	Primary University Served	Acquisition / Development Date	# of Beds

Players Club	Florida State University	Jan ’05	336	The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768
The Commons	Florida State University	Jan ’05	732	University Village on Colvin	Syracuse University	Aug '09	432
University Towers	North Carolina State University	Jan ’05	953	GrandMarc at The Corner	University of Virginia	Oct '10	641
The Reserve on Perkins	Oklahoma State University	Jan ’05	732		Total Same-Community		17,859
The Pointe	Pennsylvania State University	Jan ’05	984
College Station at West Lafayette	Purdue University	Jan ’05	960	Wertland Square	University of Virginia	Mar ’11	152
Commons on Kinnear	The Ohio State University	Jan ’05	502	Jefferson Commons	University of Virginia	Mar ’11	82
The Lofts	University of Central Florida	Jan ’05	730	The Berk	University of California, Berkeley	May ’11	167
The Reserve at Athens	University of Georgia	Jan ’05	612	University Village Towers	University of California, Riverside	Sept '11	554
The Reserve on West 31st	University of Kansas	Jan ’05	720	Lotus Lofts	University of Colorado, Boulder	Nov '11	40
The Reserve at Columbia	University of Missouri	Jan ’05	676	Irish Row	University of Notre Dame	Nov '11	326
The Pointe at South Florida	University of South Florida	Jan ’05	1,002	GrandMarc at Westberry Place	Texas Christian University	Dec '11	562
The Commons at Knoxville	University of Tennessee	Jan ’05	708	The Reserve on Stinson	University of Oklahoma	Jan '12	612
The Pointe at Western	Western Michigan University	Jan ’05	876	Campus West	Syracuse University	Aug '12	313
Campus Creek	University of Mississippi	Feb ’05	636	East Edge	University of Alabama	Aug '12	774
Pointe West	University of South Carolina	Mar ’05	480	The Oaks on the Square	University of Connecticut	Aug '12	253
College Grove	Middle Tennessee State University	Apr ’05	864	The Province	East Carolina University	Sep '12	728
Campus Lodge	University of Florida	Jun ’05	1,115	The District on 5th	University of Arizona	Oct '12	764
The Reserve on South College	Auburn University	Jul ’05	576	Campus Village	Michigan State University	Oct '12	355
Cape Trails	Southeast Missouri State University	Jan ’06	360	The Province	Kent State University	Nov '12	596
Carrollton Crossing	University of West Georgia	Jan ’06	336	The Suites at Overton Park	Texas Tech University	Dec ' 12	465
River Pointe	University of West Georgia	Jan ’06	504	The Centre at Overton Park	Texas Tech University	Dec ' 12	401
The Avenue at Southern	Georgia Southern University	Jun ’06	624		Total New-Community		7,144
					Total Owned		25,003

Note: 3949 Lindell at St. Louis University is excluded as it was damaged by fire on July 17, 2012 and is currently empty. The community was insured and is in the process of being rebuilt.

Fourth Quarter 2012	Page 14

Investor Relations

Executive Management
Randy Churchey	Chief Executive Officer
Randy Brown	Chief Financial Officer
Tom Trubiana	Chief Investment Officer
Christine Richards	Chief Operating Officer

Corporate Headquarters	Investor Relations
EdR	ICR, LLC
999 South Shady Grove Road, Suite 600	Brad Cohen
Memphis, TN 38120	(203) 682-8211
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #
Bank of America - Merrill	Jana Galan	(646) 855-3081
Goldman Sachs & Co.	Matthew Rand	(212) 902-4227
Green Street Advisors	Andrew J. McCulloch	(949) 640-8780
Hilliard Lyons	Carol Kemple	(502) 588-1839
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682
KeyBanc Capital Markets	Karin A. Ford	(917) 368-2293
MLV & Co., LLC	Ryan Meliker	(212) 542-5872
Robert W. Baird & Co., Inc.	Paula Poskon	(703) 821-5782
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937
Stifel Nicolaus & Company Inc.	Rod Petrik	(443) 224-1306
UBS Securities	Ross Nussbaum	(212) 713-2484

Fourth Quarter 2012	Page 15

Definitions

Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.

Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.

Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months.
Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.

Design beds
Represents the sum of the monthly design beds in the portfolio during the period.

Same community
Includes communities that have been owned for more than a year as of the beginning of the current fiscal year.

GAAP
U.S. generally accepted accounting principles.

FFO
Funds from operations as defined by the National Association of Real Estate Investment Trusts.

Fourth Quarter 2012	Page 16

Safe Harbor

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise.

Fourth Quarter 2012	Page 17